NORTHERN FUNDS

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being a Trustee of Northern Funds (the “Funds”), a statutory trust organized under the laws of the State of Delaware, does hereby make, constitute and appoint Peter K. Ewing, Randal E. Rein and Diana E. McCarthy, and each of them, attorneys-in-fact and agents of the undersigned with full power and authority of substitution and resubstitution, in any and all capacities, to execute for and on behalf of the undersigned any and all filings and amendments to the Registration Statement on Form N-1A relating to shares of the Funds and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing that said attorneys-in-fact and agents, and each of them, deem advisable or necessary to enable the Funds to effectuate the intents and purposes hereof, and the undersigned hereby fully ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, shall do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has subscribed his or her name this 17th day of May, 2018.

/s/ William L. Bax
William L. Bax

NORTHERN FUNDS

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being a Trustee of Northern Funds (the “Funds”), a statutory trust organized under the laws of the State of Delaware, does hereby make, constitute and appoint Peter K. Ewing, Randal E. Rein and Diana E. McCarthy, and each of them, attorneys-in-fact and agents of the undersigned with full power and authority of substitution and resubstitution, in any and all capacities, to execute for and on behalf of the undersigned any and all filings and amendments to the Registration Statement on Form N-1A relating to shares of the Funds and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing that said attorneys-in-fact and agents, and each of them, deem advisable or necessary to enable the Funds to effectuate the intents and purposes hereof, and the undersigned hereby fully ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, shall do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has subscribed his or her name this 17th day of May, 2018.

/s/ Mark G. Doll
Mark G. Doll

NORTHERN FUNDS

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being a Trustee of Northern Funds (the “Funds”), a statutory trust organized under the laws of the State of Delaware, does hereby make, constitute and appoint Peter K. Ewing, Randal E. Rein and Diana E. McCarthy, and each of them, attorneys-in-fact and agents of the undersigned with full power and authority of substitution and resubstitution, in any and all capacities, to execute for and on behalf of the undersigned any and all filings and amendments to the Registration Statement on Form N-1A relating to shares of the Funds and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing that said attorneys-in-fact and agents, and each of them, deem advisable or necessary to enable the Funds to effectuate the intents and purposes hereof, and the undersigned hereby fully ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, shall do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has subscribed his or her name this 17th day of May, 2018.

/s/ Sandra Polk Guthman
Sandra Polk Guthman

NORTHERN FUNDS

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being a Trustee of Northern Funds (the “Funds”), a statutory trust organized under the laws of the State of Delaware, does hereby make, constitute and appoint Peter K. Ewing, Randal E. Rein and Diana E. McCarthy, and each of them, attorneys-in-fact and agents of the undersigned with full power and authority of substitution and resubstitution, in any and all capacities, to execute for and on behalf of the undersigned any and all filings and amendments to the Registration Statement on Form N-1A relating to shares of the Funds and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing that said attorneys-in-fact and agents, and each of them, deem advisable or necessary to enable the Funds to effectuate the intents and purposes hereof, and the undersigned hereby fully ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, shall do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has subscribed his or her name this 17th day of May, 2018.

/s/ Thomas A. Kloet
Thomas A. Kloet

NORTHERN FUNDS

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being a Trustee of Northern Funds (the “Funds”), a statutory trust organized under the laws of the State of Delaware, does hereby make, constitute and appoint Peter K. Ewing, Randal E. Rein and Diana E. McCarthy, and each of them, attorneys-in-fact and agents of the undersigned with full power and authority of substitution and resubstitution, in any and all capacities, to execute for and on behalf of the undersigned any and all filings and amendments to the Registration Statement on Form N-1A relating to shares of the Funds and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing that said attorneys-in-fact and agents, and each of them, deem advisable or necessary to enable the Funds to effectuate the intents and purposes hereof, and the undersigned hereby fully ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, shall do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has subscribed his or her name this 17th day of May, 2018.

/s/ David R. Martin
David R. Martin

NORTHERN FUNDS

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being a Trustee of Northern Funds (the “Funds”), a statutory trust organized under the laws of the State of Delaware, does hereby make, constitute and appoint Peter K. Ewing, Randal E. Rein and Diana E. McCarthy, and each of them, attorneys-in-fact and agents of the undersigned with full power and authority of substitution and resubstitution, in any and all capacities, to execute for and on behalf of the undersigned any and all filings and amendments to the Registration Statement on Form N-1A relating to shares of the Funds and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing that said attorneys-in-fact and agents, and each of them, deem advisable or necessary to enable the Funds to effectuate the intents and purposes hereof, and the undersigned hereby fully ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, shall do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has subscribed his or her name this 17th day of May, 2018.

/s/ Cynthia R. Plouché
Cynthia R. Plouché

NORTHERN FUNDS

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being a Trustee of Northern Funds (the “Funds”), a statutory trust organized under the laws of the State of Delaware, does hereby make, constitute and appoint Peter K. Ewing, Randal E. Rein and Diana E. McCarthy, and each of them, attorneys-in-fact and agents of the undersigned with full power and authority of substitution and resubstitution, in any and all capacities, to execute for and on behalf of the undersigned any and all filings and amendments to the Registration Statement on Form N-1A relating to shares of the Funds and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing that said attorneys-in-fact and agents, and each of them, deem advisable or necessary to enable the Funds to effectuate the intents and purposes hereof, and the undersigned hereby fully ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, shall do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has subscribed his or her name this 17th day of May, 2018.

/s/ Mary Jacobs Skinner
Mary Jacobs Skinner

NORTHERN FUNDS

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being a Trustee of Northern Funds (the “Funds”), a statutory trust organized under the laws of the State of Delaware, does hereby make, constitute and appoint Peter K. Ewing, Randal E. Rein and Diana E. McCarthy, and each of them, attorneys-in-fact and agents of the undersigned with full power and authority of substitution and resubstitution, in any and all capacities, to execute for and on behalf of the undersigned any and all filings and amendments to the Registration Statement on Form N-1A relating to shares of the Funds and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing that said attorneys-in-fact and agents, and each of them, deem advisable or necessary to enable the Funds to effectuate the intents and purposes hereof, and the undersigned hereby fully ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, shall do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has subscribed his or her name this 17th day of May, 2018.

/s/ Casey J. Sylla
Casey J. Sylla

NORTHERN FUNDS

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being a Trustee of Northern Funds (the “Funds”), a statutory trust organized under the laws of the State of Delaware, does hereby make, constitute and appoint Peter K. Ewing, Randal E. Rein and Diana E. McCarthy, and each of them, attorneys-in-fact and agents of the undersigned with full power and authority of substitution and resubstitution, in any and all capacities, to execute for and on behalf of the undersigned any and all filings and amendments to the Registration Statement on Form N-1A relating to shares of the Funds and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing that said attorneys-in-fact and agents, and each of them, deem advisable or necessary to enable the Funds to effectuate the intents and purposes hereof, and the undersigned hereby fully ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, shall do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has subscribed his or her name this 17th day of May, 2018.

/s/ Shundrawn A. Thomas
Shundrawn A. Thomas